Exhibit 10.1

AMENDMENT NUMBER SIX TO GOOGLE SERVICES AGREEMENT

This Amendment Number Six to the Google Services Agreement (“Amendment”) is effective as of October 1, 2013 (“Amendment Six Effective Date”), and amends the Google Services Agreement by and between Local Corporation, a Delaware corporation (“Company”), and Google Inc., a Delaware corporation (“Google”) with an effective date of August 1, 2011, as amended (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1. Renewal Term. The box entitled “Term” on the cover page of the Agreement is deleted in its entirety and replaced with the following:

“TERM: Starting on August 1, 2011 (“Effective Date”) and continuing through September 30, 2015 (inclusive)”

2. Revised AdSense for Search Reference. The box entitled “AdSense for Search” on the cover page of the Agreement is deleted in its entirety and replaced with the following:

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage
Sites approved for AFS: ***	***	***

3. Definitions of *** and ***. Section *** (Definition of ***) and Section *** (Definition of ***) are deleted in their entirety and replaced with the following:

“*** *** means any *** that are the *** other than those ***. For clarity, any *** in the first sentence of this Section *** Section 4 below.

*** *** means (i) *** on the Site by an End User; or (ii) ***. *** means a *** as described in Exhibit D ***.”

4. Additional Definitions. The following definitions are added as new Sections 1.28-1.32:

“1.28. *** means *** that are *** or ***.

1.29. ‘Mobile Devices’ means ***.

1.30. *** means *** displayed *** submitted by End Users ***.

1.31. ‘Tablet Devices’ means ***.

1.32. *** means *** displayed *** submitted by End Users ***.”

5. Launch. Section 2.1 (Launch) is deleted in its entirety and replaced with the following:

“2.1. Launch. Company will not launch any new implementation(s) of the Services into live use*** and such implementation(s) will not be payable by Google, until Google has approved such implementation(s) in writing, which approval will not be unreasonably withheld or delayed.”

Page 1 of 6 – Confidential

Amendment Six

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6. Implementation and Maintenance. The following language is added to the end of Section 2.2(a):

“For clarity, Company may not implement the Services on a property that is not a Site.”

7. Minimum ***. Section 2.2(d) is deleted in its entirety and replaced with the following:

“*** Company will ***.”

8.***. Section 2.2(g) is deleted in its entirety and replaced with the following:

“2.2(g) Company will ensure that at all times during the applicable Term, Company (i) has a ***; and (ii) provides ***”

9.***. Sections 2.3 and 2.4 are deleted in their entirety and replaced with the following:

“2.3. ***.

(a) Notwithstanding anything to the contrary in this Agreement, Company may ***.

(b) ***.

(c) ***.

(d) ***”

10. Clarification on Payments. Section 8.1(b) is deleted in its entirety and replaced with the following:

“8.1(b) *** under this Agreement will be based on ***which may be ***”

11. Termination Right. The following is added to the Agreement as a new Section 13.2(f):

“13.2(f) Google *** this Agreement, or the provision of any Service ***”

12. Electronic Signatures. The second sentence of Section 14.7 (Entire Agreement; Amendments) is deleted in its entirety and replaced with the following:

“Any amendment must be in writing signed (including by electronic signature) by both parties and expressly state that it is amending this Agreement.”

13. Exhibits. Exhibits A, D, and E are deleted in their entirety and replaced with Exhibits A, D, and E attached to this Amendment.

14. General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

Page 2 of 6 – Confidential

Amendment Six

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

LOCAL CORPORATION		GOOGLE INC.

By:	/s/ Michael Sawtell	By:	/s/ Nikesh Arora
Name:	Michael Sawtell	Name:	Nikesh Arora
Title:	President/COO	Title:	President, Global Sales and Business Development
Date:	10/3/2013	Date:	10/3/2013

Page 3 of 6 – Confidential

Amendment Six

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A

***

Page 4 of 6 – Confidential

Amendment Six

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT D

***

Page 5 of 6 – Confidential

Amendment Six

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT E

***

Page 6 of 6 – Confidential

Amendment Six

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.